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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)

                               September 19, 2000
                      ___________________________________

                           Virtual Communities, Inc.
      ____________________________________________________________________
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                           _________________________
                 (State or other jurisdiction of incorporation)

                                   001-12637
                           _________________________
                            (Commission File Number)

                                   95-4491750
                              ___________________
                       (IRS Employer Identification No.)

                               589 Eighth Avenue
                            New York, New York 10018
                         _____________________________
                    (Address of principal executive offices)

                                     10018
                         ______________________________
                                   (Zip Code)

                                 (212) 931 8600
                               _________________

              (Registrant's telephone number, including area code)

           __________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5. Other Events

     On August 31, 2000 and September 11, 2000, respectively, Robert Levenson and Fred Lafer resigned from the Board of Directors of the Registrant. In their letters of resignation to the Chairman of the Board, Avi Moskowitz, Messrs. Levenson and Lafer cited personal reasons only for their resignations and no disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. At a subsequent meeting of the Board held on September 11, 2000, the remaining Directors accepted such resignations as of such dates and launched a search to fill the Board seats left open by such vacancies.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VIRTUAL COMMUNITIES, INC.

Date:              September 19, 2000            By:  /s/ Avi Moskowitz
         ------------------------------------        --------------------------
                                                      Avi Moskowitz,
                                                      President and Chief
                                                      Executive Officer